                                                                    EXHIBIT 99.5


CASE NAME:    KEVCO COMPONENTS, INC.                               ACCRUAL BASIS

CASE NUMBER:  401-40790-BJH-11

JUDGE:        BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2001
                                         ------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                   TREASURER
------------------------------------------     -------------------------------
Original Signature of Responsible Party                    Title

WILFORD W. SIMPSON                                      JULY 5, 2001
------------------------------------------     -------------------------------
Printed Name of Responsible Party                           Date


PREPARER:

/s/ Dennis S. Faulkner                             ACCOUNTANT FOR DEBTOR
------------------------------------------     -------------------------------
Original Signature of Preparer                             Title

DENNIS S. FAULKNER                                      JULY 5, 2001
------------------------------------------     -------------------------------
Printed Name of Preparer                                    Date

CASE NAME:    KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 1

CASE NUMBER:  401-40790-BJH-11

COMPARATIVE BALANCE SHEET

                                                                  SCHEDULED          MONTH
ASSETS                                                             AMOUNT           MAY-01            MONTH          MONTH
------                                                            ---------         ------            -----          -----

1.  Unrestricted Cash                                                   134          6,050
2.  Restricted Cash
3.  Total Cash                                                          134          6,050                0              0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                                   0              0                0              0
9.  Total Current Assets                                                134          6,050                0              0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                       0              0                0              0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                      0              0                0              0
15. Other (Attach List)                                          27,217,768     27,217,768                0              0
16. Total Assets                                                 27,217,902     27,223,818                0              0

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                  0                0              0
23. Total Post Petition Liabilities                                                      0                0              0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                      75,885,064     38,219,089
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                         157,389,954    157,396,888      128,500,000              0
28. Total Pre Petition Liabilities                              233,275,018    195,615,977      128,500,000              0
29. Total Liabilities                                           233,275,018    195,615,977      128,500,000              0

EQUITY

30. Pre Petition Owners' Equity                                               (206,057,116)    (206,057,116)
31. Post Petition Cumulative Profit Or (Loss)                                       (1,018)
32. Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                    37,665,975
33. Total Equity                                                              (168,392,159)    (206,057,116)             0
34. Total Liabilities and Equity                                                27,223,818      (77,557,116)             0


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO COMPONENTS, INC.                             SUPPLEMENT TO

CASE NUMBER: 401-40790-BJH-11                                 ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                      SCHEDULED           MONTH            MONTH
ASSETS                                                  AMOUNT           MAY-01       JANUARY-00          MONTH
------                                               -----------         ------       ----------          -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                   0              0                0              0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF                                      0              0                0              0
AMORTIZATION -  LINE 14

A. Investment In Subsidiaries                         27,217,768     27,217,768
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                         27,217,768     27,217,768                0              0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION                                                     0                0              0
LIABILITIES -  LINE 22

PRE PETITION LIABILITIES

A. Intercompany Payables (FOOTNOTE)                   28,889,954     28,896,888
B. 10 3/8 % Senior Sub. Notes                        105,000,000    105,000,000      105,000,000
C. Sr. Sub. Exchangeable Notes                        23,500,000     23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION                             157,389,954    157,396,888      128,500,000              0
LIABILITIES - LINE 27

CASE NAME:   KEVCO COMPONENTS, INC.                           ACCRUAL BASIS - 2

CASE NUMBER: 401-40790-BJH-11

INCOME STATEMENT

                                            MONTH                                          QUARTER
REVENUES                                   MAY-01          MONTH           MONTH             TOTAL
--------                                   ------          -----           -----           -------
1.  Gross Revenues                                                                               0
2.  Less: Returns & Discounts                                                                    0
3.  Net Revenue                                 0              0               0                 0

COST OF GOODS SOLD

4.  Material                                                                                     0
5.  Direct Labor                                                                                 0
6.  Direct Overhead                                                                              0
7.  Total Cost Of Goods Sold                    0              0               0                 0
8.  Gross Profit                                0              0               0                 0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                               0
10. Selling & Marketing                                                                          0
11. General & Administrative                                                                     0
12. Rent & Lease                                                                                 0
13. Other (Attach List)                         0              0               0                 0
14. Total Operating Expenses                    0              0               0                 0
15. Income Before Non-Operating
    Income & Expense                            0              0               0                 0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                              0
17. Non-Operating Expense (Att List)                                                             0
18. Interest Expense                                                                             0
19. Depreciation / Depletion                                                                     0
20. Amortization                                                                                 0
21. Other (Attach List)                                                                          0
22. Net Other Income & Expenses                 0              0               0                 0

REORGANIZATION EXPENSES

23. Professional Fees                                                                            0
24. U.S. Trustee Fees                                                                            0
25. Other (Attach List)                                                                          0
26. Total Reorganization Expenses               0              0               0                 0
27. Income Tax                                                                                   0
28. Net Profit (Loss)                           0              0               0                 0


This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO COMPONENTS, INC.                            ACCRUAL BASIS - 3

CASE NUMBER: 401-40790-BJH-11

CASH RECEIPTS AND                           MONTH                                          QUARTER
DISBURSEMENTS                              MAY-01          MONTH           MONTH             TOTAL
-----------------                          ------          -----           -----           -------

1.  Cash - Beginning Of Month            SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                                   0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                 0
4.  Post Petition                                                                                0
5.  Total Operating Receipts                    0              0               0                 0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                               0
7.  Sale of Assets                                                                               0
8.  Other (Attach List)                                                                          0
9.  Total Non-Operating Receipts                0              0               0                 0
10. Total Receipts                              0              0               0                 0
11. Total Cash Available                        0              0               0                 0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                  0
13. Payroll Taxes Paid                                                                           0
14. Sales, Use & Other Taxes Paid                                                                0
15. Secured / Rental / Leases                                                                    0
16. Utilities                                                                                    0
17. Insurance                                                                                    0
18. Inventory Purchases                                                                          0
19. Vehicle Expenses                                                                             0
20. Travel                                                                                       0
21. Entertainment                                                                                0
22. Repairs & Maintenance                                                                        0
23. Supplies                                                                                     0
24. Advertising                                                                                  0
25. Other (Attach List)                                                                          0
26. Total Operating Disbursements               0              0               0                 0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                            0
28. U.S. Trustee Fees                                                                            0
29. Other (Attach List)                                                                          0
30. Total Reorganization Expenses               0              0               0                 0
31. Total Disbursements                         0              0               0                 0
32. Net Cash Flow                               0              0               0                 0
33. Cash - End of Month                         0              0               0                 0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO COMPONENTS, INC.              SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 MAY, 2001
CASE NUMBER: 401-40790-BJH-11                    CASH RECEIPTS AND DISBURSEMENTS


                                           DIST LP          MFG          MGMT      HOLDING       COMP      KEVCO INC        TOTAL
                                           -------          ---          ----      -------       ----      ---------        -----

 1  CASH-BEGINNING OF MONTH                     --      (66,617)   15,894,069        5,010      6,050          1,000   15,839,512

   RECEIPTS FROM OPERATIONS
 2  CASH SALES                                  --           --                                                                --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3  PRE PETITION                                --           --                                                                --
 4  POST PETITION                        1,632,245    3,693,478                                                         5,325,723

 5  TOTAL OPERATING RECEIPTS             1,632,245    3,693,478            --           --         --             --    5,325,723

   NON OPERATING RECEIPTS
 6  LOANS & ADVANCES                                         --                                                                --
 7  SALE OF ASSETS                       4,482,109      484,077                                                         4,966,186
 8  OTHER                                   90,909           --       157,652           --         --        106,188      354,749
    INTERCOMPANY TRANSFERS                (478,997)  (1,518,081)    2,103,266           --         --       (106,188)          --
             SALE EXPENSE REIMBURSEMENT
             LIFE INSURANCE CASH VALUE                                107,606
             RENT                           32,000
             TAX REFUND                                                                                      106,188
             MISC                           58,909                                                 --
             INTEREST INCOME                                           50,046

 9  TOTAL NON OPERATING RECEIPTS         4,094,021    (1,034,004)   2,260,918          --          --             --    5,320,935

10  TOTAL RECEIPTS                       5,726,266     2,659,474    2,260,918          --          --             --   10,646,658

11  CASH AVAILABLE                       5,726,266     2,592,857   18,154,987       5,010       6,050          1,000   26,486,170

   OPERATING DISBURSEMENTS
12  NET PAYROLL                            700,664       526,941      203,943                                           1,431,548
13  PAYROLL TAXES PAID                                        --      647,797                                             647,797
14  SALES, USE & OTHER TAXES PAID           11,522            --           --                                              11,522
15  SECURED/RENTAL/LEASES                  177,239        36,916       37,642                                             251,797
16  UTILITIES                               67,692        10,668       66,785                                             145,145
17  INSURANCE                               14,687            --      490,925                                             505,612
18  INVENTORY PURCHASES                     10,627     1,173,682           --                                           1,184,309
19  VEHICLE EXPENSE                         17,018        16,375           --                                              33,393
20  TRAVEL                                   9,370        25,190          864                                              35,424
21  ENTERTAINMENT                            4,182           524          107                                               4,813
22  REPAIRS & MAINTENANCE                   10,148        28,139           --                                              38,287
23  SUPPLIES                                 1,839        16,336       12,624                                              30,799
24  ADVERTISING                                 --            --           --                                                  --
25  OTHER                                4,701,250       742,608      235,456          --          --             --    5,679,314
           LOAN PAYMENTS                 4,482,109       484,077           --                                           4,966,186
             FREIGHT                        87,851       144,842                                                          232,693
             CONTRACT LABOR                  1,183           346       59,580                                              61,109
             401 K PAYMENTS                                   --       54,196                                              54,196
             PAYROLL TAX ADVANCE ADP                                                                                           --
             WAGE GARNISHMENTS                                                                                                 --
             MISC                          130,107       113,343      121,680                                             365,130

26  TOTAL OPERATING DISBURSEMENTS        5,726,238     2,577,379    1,696,143          --          --             --    9,999,760

   REORGANIZATION DISBURSEMENTS
27  PROFESSIONAL FEES                                         --      196,900                                             196,900
28  US TRUSTEE FEES                                           --                                                               --
29  OTHER                                                                                                                      --
30  TOTAL REORGANIZATION EXPENSE                --            --      196,900          --          --             --      196,900

31  TOTAL DISBURSEMENTS                  5,726,238     2,577,379    1,893,043          --          --             --   10,196,660

32  NET CASH FLOW                               28        82,095      367,875          --          --             --      449,998

33  CASH- END OF MONTH                          28        15,478   16,261,944       5,010       6,050          1,000   16,289,510

CASE NAME:   KEVCO COMPONENTS, INC.                           ACCRUAL BASIS - 4

CASE NUMBER: 401-40790-BJH-11


                                                   SCHEDULED            MONTH
ACCOUNTS RECEIVABLE AGING                           AMOUNT             MAY-01           MONTH              MONTH
-------------------------                          ---------           ------           -----              -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                              0                0               0                  0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                              0                0               0                  0


AGING OF POST PETITION                                      MONTH:    MAY-01
TAXES AND PAYABLES                                                -------------

                                 0 - 30            31 - 60            61 - 90            91 +
TAXES PAYABLE                     DAYS               DAYS               DAYS             DAYS              TOTAL
-------------                 ------------       ------------       ------------     ------------       ------------
1.  Federal                                                                                                        0
2.  State                                                                                                          0
3.  Local                                                                                                          0
4.  Other (Attach List)                                                                                            0
5.  Total Taxes Payable                  0                  0                  0                0                  0
6.  Accounts Payable                                                                                               0

                                                            MONTH:    MAY-01
                                                                  -------------

STATUS OF POST PETITION TAXES

                                                                      AMOUNT
                                                                     WITHHELD
                                                  BEGINNING           AND/OR                             ENDING TAX
FEDERAL                                         TAX LIABILITY*        ACCRUED       (AMOUNT PAID)        LIABILITY
-------                                         --------------      -----------     -------------       ------------
1.  Withholding **                                                                                                 0
2.  FICA - Employee **                                                                                             0
3.  FICA - Employer **                                                                                             0
4.  Unemployment                                                                                                   0
5.  Income                                                                                                         0
6.  Other (Attach List)                                                                                            0
7.  Total Federal Taxes                                     0                  0                0                  0

STATE AND LOCAL

8.  Withholding                                                                                                    0
9.  Sales                                                                                                          0
10. Excise                                                                                                         0
11. Unemployment                                                                                                   0
12. Real Property                                                                                                  0
13. Personal Property                                                                                              0
14. Other (Attach List)                                                                                            0
15. Total State And Local                                   0                  0                0                  0
16. Total Taxes                                             0                  0                0                  0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
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



CASE NAME:   KEVCO COMPONENTS, INC.                           ACCRUAL BASIS - 5

CASE NUMBER: 401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:    MAY-01
                                                                  -------------

BANK RECONCILIATIONS                           Account # 1         Account # 2
--------------------                           -----------         -----------

A.  BANK:                                   PNC Bank Delaware                     Other Accounts         TOTAL
B.  ACCOUNT NUMBER:                            56-0359-4656                       (Attach Sheet)
C.  PURPOSE (TYPE):                            DIP Account
1.  Balance Per Bank Statement                       5,670                                                 5,670
2.  Add: Total Deposits Not Credited                                                                          --
3.  Subtract: Outstanding Checks                                                                              --
4.  Other Reconciling Items                            380                                                   380
5.  Month End Balance Per Books                      6,050                 --                              6,050
6.  Number of Last Check Written                      1015

INVESTMENT ACCOUNTS

                                            DATE OF                TYPE OF
BANK, ACCOUNT NAME & NUMBER                 PURCHASE              INSTRUMENT      PURCHASE PRICE       CURRENT VALUE
---------------------------                 --------              ----------      --------------       -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                            0                 0

CASH

12. Currency On Hand                                                                                               0
13. Total Cash - End of Month                                                                                  6,050

This form     does  X  does not have related footnotes on Footnotes Supplement.
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
CASE NAME:   KEVCO COMPONENTS, INC.                           ACCRUAL BASIS - 6

CASE NUMBER: 401-40790-BJH-11
                                                           MONTH:    MAY-01
                                                                 --------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                            TYPE OF                 AMOUNT          TOTAL PAID
           NAME                             PAYMENT                  PAID            TO DATE
           ----                             --------              ----------      --------------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                                             0                   0

                                  PROFESSIONALS

                                       DATE OF
                                     COURT ORDER                                                 TOTAL
                                     AUTHORIZING      AMOUNT       AMOUNT      TOTAL PAID      INCURRED
            NAME                       PAYMENT       APPROVED       PAID        TO DATE        & UNPAID *
            ----                     -----------     --------      ------      ----------      ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To
    Professionals                                           0           0               0                0


*  Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                           SCHEDULED         AMOUNTS          TOTAL
                                            MONTHLY            PAID           UNPAID
                                            PAYMENTS          DURING           POST
                NAME OF CREDITOR              DUE             MONTH          PETITION
                ----------------           ---------         -------         --------
1.
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                          0               0                0

This form     does  X  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:   KEVCO COMPONENTS, INC.                            ACCRUAL BASIS - 7

CASE NUMBER: 401-40790-BJH-11
                                                               MONTH:   MAY-01
                                                                     -----------
QUESTIONNAIRE

                                                                                                  YES      NO
                                                                                                  ---      --
1.    Have any Assets been sold or transferred outside the normal course of business this
      reporting period?                                                                                     X
2.    Have any funds been disbursed from any account other than a debtor in possession account?             X
3.    Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?               X
4.    Have any payments been made on Pre Petition Liabilities this reporting period?               X
5.    Have any Post Petition Loans been received by the debtor from any party?                              X
6.    Are any Post Petition Payroll Taxes past due?                                                         X
7.    Are any Post Petition State or Federal Income Taxes past due?                                         X
8.    Are any Post Petition Real Estate Taxes past due?                                                     X
9.    Are any other Post Petition Taxes past due?                                                           X
10.   Are any amounts owed to Post Petition creditors delinquent?                                           X
11.   Have any Pre Petition Taxes been paid during the reporting period?                                    X
12.   Are any wage payments past due?                                                                       X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE 1, 24 (D)

INSURANCE

                                                                                                     YES        NO
                                                                                                     ---        --
1.    Are Worker's Compensation, General Liability and other necessary insurance coverages
      in effect?                                                                                      X
2.    Are all premium payments paid current?                                                          X
3.    Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS

        TYPE OF POLICY                       CARRIER                    PERIOD COVERED            PAYMENT AMOUNT & FREQUENCY
        --------------                       -------                    --------------            --------------------------
     General Liability                   Liberty Mutual                  9/1/00-9/1/01            Annual            $313,520
     Umbrella                            National Union                  6/1/00-9/1/01            Annual            $103,349

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO COMPONENTS, INC.                         FOOTNOTES SUPPLEMENT

CASE NUMBER: 401-40790-BJH-11                                      ACCRUAL BASIS

                                                          MONTH:      MAY-01
                                                                ----------------

ACCRUAL
BASIS
FORM
NUMBER      LINE NUMBER       FOOTNOTE/EXPLANATION
------      -----------       ----------------------
1               24            (A) Pursuant to an Asset Purchase Agreement
7                4            approved by the Court on February 23, 2001 and
                              effective as of the same date among Kevco, Inc.,
                              Kevco Manufacturing, LP, Wingate Management Co.
                              II, LP and Adorn LLC, certain assets and
                              liabilities of Design Components, a division of
                              Kevco Manufacturing, LP (Case No.
                              401-40784-BJH-11), were transferred to Adorn, LLC.
                              At the effective date of purchase, Buyer assumed
                              certain executory contracts, approximately $1.6
                              million of Kevco Manufacturing, LP's unsecured
                              pre-petition liabilities, $3.5 million of accounts
                              receivable, $5 million of inventory and $2.2
                              million (book value) of property and equipment.
                              Payment was made directly to Bank of America, the
                              secured lender, thereby reducing pre-petition
                              secured debt.
                              (B) Pursuant to an Asset Purchase Agreement
                              approved by the Court on April 3, 2001 and
                              effective as of the same date, Universal Forest
                              Products Eastern Division, Inc. purchased the
                              assets (inventory, equipment, machinery and five
                              of the seven facilities at which Sunbelt Wood
                              Components Division operates) of the Sunbelt
                              division of Kevco Manufacturing, L.P.
                              Approximately $ 7 million in sales proceeds were
                              paid directly to Bank of America thereby reducing
                              pre-petition secured debt.
                              (C) Debtor paid $15 million from available cash
                              during April to Bank of America to reduce
                              pre-petition secured debt.
                              (D) Pursuant to an Asset Purchase Agreement
                              approved by the Court on April 25, 2001 and
                              effective as of April 30, 2001, Alliance
                              Investment and Management Company, Inc. purchased
                              most of the assets (inventory, equipment,
                              machinery and two of seven facilities) of the
                              South Region of Kevco Distribution, LP.
                              Approximately $4 million in sales proceeds were
                              paid directly to Bank of America thereby reducing
                              pre-petition secured debt.

1               27A           Intercompany payables are to co-debtors Kevco
                              Management Co. (Case No. 401-40788-BJH-11), Kevco
                              Distribution, LP (Case No. 401-40789-BJH-11),
                              Kevco Manufacturing, LP (Case No.
                              401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                              401-40785-BJH-11), Kevco, Inc. (Case No.
                              401-40783-BJH-11), Kevco GP, Inc. (Case No.
                              401-40786-BJH-11), and DCM Delaware, Inc. (Case
                              No. 401-40787-BJH-11).

1               32            The direct charges to equity are due to the
                              secured debt reductions pursuant to sales of two
                              of Kevco Manufacturing, L.P.'s operating divisions
                              (Design Components and Sunbelt Wood), and the sale
                              of the South Region of Design Component, as well
                              as a direct cash payment of $15 million (See
                              Footnote 1,24). The secured debt owed to Bank of
                              America by Kevco, Inc. (Case No. 401-40783-BJH-11)
                              has been guaranteed by all of its co-debtors (See
                              Footnote 1,27A); therefore, the secured debt is
                              reflected as a liability on all of the Kevco
                              entities. The charge to equity is simply an
                              adjustment to the balance sheet.

3                1            Pursuant to the February 12, 2001 Order (1)
                              Authorizing Continued Use of Existing Forms and
                              Records; (2) Authorizing Maintenance of Existing
                              Corporate Bank Accounts and Cash Management
                              System; and (3) Extending Time to Comply with 11
                              U.S.C. Section 345 Investment Guidelines, funds in
                              the Bank of America and Key Bank deposit accounts
                              are swept daily into Kevco's lead account number
                              1295026976. The Bank of America lead account is
                              administered by, and held in the name of, Kevco
                              Management Co. (co-debtor, Case No.
                              401-40788-BJH-11). Accordingly, all cash receipts
                              and disbursements flow through Kevco Management's
                              Bank of America DIP account. A schedule allocating
                              receipts and disbursements among Kevco, Inc. and
                              its subsidiaries is included in this report as a
                              Supplement to Accrual Basis -3. Debtor does
                              maintain a small petty cash account that is
                              included in the cash supplement schedule.
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